UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 8, 2000


                              PremierWest Bancorp
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


    Oregon                   333-96209                   93-1282171
    ------                   ---------                   ----------
(State or other             (Commission                 (IRS Employer
jurisdiction                File Number)              Identification No.
of incorporation)

1455 East McAndrews Rd, Medford, Oregon                     97504
---------------------------------------                     -----
Address of Principal Executive Office                      Zip Code


Registrant's telephone number including area code  541-618-6003


(Former name or former address, if changed since last report)

Item 2.    Acquisition or disposition of Assets.

Pursuant to an Agreement and Plan of Merger and Share Exchange, dated October 7, 1999 and amended as of December 14, 1999, the registrant acquired all of the outstanding shares of common stock of Bank of Southern Oregon, an Oregon state-chartered bank located in Medford, Oregon, in a reorganization of the Bank of Southern Oregon as a subsidiary of the registrant. In a related transaction pursuant to the same Agreement and Plan of Merger and Share Exchange, United Bancorp, an Oregon bank holding company located in Roseburg, Oregon, merged with and into the registrant, with the registrant being the surviving corporation. Immediately following the merger of United Bancorp with the registrant and the reorganization of Bank of Southern Oregon, United Bancorp's wholly-owned subsidiary bank, Douglas National Bank was merged into Bank of Southern Oregon, with Bank of Southern Oregon as the resultant bank under the name "PremierWest Bank." All of the transactions were consummated as of the close of business on May 8, 2000, and resulted in the issuance of an aggregate of 8,573,533 shares of PremierWest common stock.

Under the terms of the Agreement and Plan of Merger and Share Exchange, the reorganization of Bank of Southern Oregon was accomplished by means of a statutory share exchange, pursuant to which each outstanding share of Bank of Southern Oregon common stock was acquired by PremierWest Bancorp in exchange for one newly issued share of PremierWest Bancorp's common stock. The shares of PremierWest Bancorp common stock held by Bank of Southern Oregon were cancelled as part of the reorganization. As a result of the share exchange, PremierWest Bancorp became the sole shareholder of Bank of Southern Oregon, and shareholders of Bank of Southern Oregon became shareholders of PremierWest Bancorp.

In the merger of United Bancorp with and into the registrant, shareholders of United Bancorp received 1.971 shares of PremierWest Bancorp common stock for each share of United Bancorp common stock. United Bancorp shareholders received cash in lieu of fractional shares of PremierWest Bancorp common stock, based on the average closing bid and ask prices of Bank of Southern Oregon common stock over a period of 5 trading days prior to closing of the transaction, which amounted to $5.91 per full share amount.

Shareholders of Bank of Southern Oregon and United Bancorp who dissented from the proposed transaction and who properly perfected their dissenters' rights under Oregon law would be entitled to cash in lieu of PremierWest Bancorp stock. No shareholders have exercised their statutory dissenters' rights.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired.

                  The financial statements for United Bancorp and Bank of Southern Oregon at and for the years ended December 31, 1999, 1998 and 1997 are incorporated by reference to the registrant's registration statement on Form S-4 as declared effective by the Commission on April 4, 2000 (Commission file number 333 - 96209). The financial information at and for the three-month period ended March 31, 2000 is included in this report immediately following the signature page.

         (b)      Pro forma financial information.

                  The pro forma financial information for the three years ended December 31, 1999, 1998 and 1997 is incorporated by reference to the registrant's registration statement on Form S-4 as declared effective by the Commission on April 4, 2000 (Commission file number 333 - 96209). The pro forma financial information at and for the three-month period ended March 31, 2000 is included in this report immediately following the signature page.

         (c)      Exhibits.
                  The   following   exhibits  are  filed   herewith  and  this
constitutes the exhibit index:

Exhibit

2. Agreement and Plan of Merger and Share Exchange dated as of October 7, 1999, amended as of December 14, 1999, by and among Bank of Southern Oregon, PremierWest Bancorp, United Bancorp and Douglas
         National Bank, incorporated by reference to the registrant's registration statement on Form S-4 File No. 333-96209, as declared effective by the Commission on April 4, 2000.

23.1     Consent of Symonds Evans & Larson LLP

23.2     Consent of Knight Vale & Gregory LLP

23.3     Consent of Kosmatka, Donnelly & Co. LLP

99.1 Unaudited Pro Forma Financial Information, incorporated by reference to the registrant's registration statement on Form S-4 as declared effective by the Commission on April 4, 2000 (Commission file number 333 - 96209).

99.2     Financial Statements of Bank of Southern Oregon and United Bancorp

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PREMIERWEST BANCORP (Registrant)

Date: July 21, 2000                     By: /s/ Bruce R. McKee
                                            ----------------------------------
                                            Bruce R. McKee
                                            Chief Financial Officer

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed combined financial statements give effect to the transaction with United Bancorp and Bank of Southern Oregon under the pooling of interests method of accounting. These pro forma financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results and financial position that might have been achieved had the transaction occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position that may occur in the future. The pro forma amounts do not include any adjustments for merger-related costs or estimated operating efficiencies or revenue enhancements resulting from the transaction.

         A pro forma condensed combined balance sheet is provided as of March 31, 2000, giving effect to the transaction as though it had been consummated on that date. A pro forma condensed combined income statement is provided for the three-month period ended March 31, 2000, giving effect to the transaction as though it had occurred at the beginning of the earliest period presented.

         The condensed historical consolidated balance sheets as of March 31, 2000 and statement of income for the period ended March 31, 2000, are derived from the historical consolidated financial statements of Bank of Southern Oregon and United Bancorp and should be read in conjunction with historical consolidated financial statements and notes thereto for Bank of Southern Oregon and United Bancorp incorporated herein by reference to the registrant's registration statement on Form S-4 (Commission file number 333 - 96209). as declared effective by the Commission on April 4, 2000.

                                       Pro Forma Condensed Combined Balance Sheet (Unaudited)

                                                                                    March 31, 2000
                                                      ---------------------------------------------------------------------------
                                                         Bank of                                                  PremierWest
                                                         Southern         United                   Pro Forma      Bancorp Pro
                                                          Oregon          Bancorp       Notes     Adjustments    Forma Combined
                                                      ---------------------------------------------------------------------------

     Assets:
     Cash and cash equivalents:
        Cash and due from banks...................    $   5,747,000    $   4,447,000                            $    10,194,000
        Federal funds sold & interest-earning
          deposits ...............................        4,476,000          100,000                                  4,576,000
                                                      -------------    -------------                            ---------------
                                                         10,223,000        4,547,000                                 14,770,000
            Total cash and cash equivalents.......       22,911,000       58,739,000                                 81,650,000
        Investment securities.....................      122,300,000       70,699,000                                192,999,000
        Loans, net of allowance for loan losses...        3,944,000        1,400,000                                  5,344,000
        Federal Home Loan Bank stock..............        5,996,000        4,272,000                                 10,268,000
        Premises and equipment, net...............        3,154,000        3,118,000                                  6,272,000
                                                      -------------    -------------                            ---------------
        Other assets..............................    $ 168,528,000    $ 142,775,000                            $   311,303,000
                                                      =============    =============                            ===============
                Total assets......................

     Liabilities and Shareholders' Equity:
     Deposits:
        Non-interest bearing checking.............    $  25,718,000    $  15,552,000                            $    41,270,000
        Savings and interest bearing demand.......       69,751,000       46,211,000                                115,962,000
        Time......................................       49,703,000       31,639,000                                 81,342,000
                                                      -------------    -------------                            ---------------
            Total deposit accounts................      145,172,000       93,402,000                                238,574,000
        FHLB advances.............................        7,095,000       12,124,000                                 19,219,000
        Repurchase Agreements/Federal Funds
            Purchased ............................               --       21,630,000                                 21,620,000
        Other borrowings .........................               --          548,000                                    548,000
                                                      -------------    -------------                            ---------------
            Total borrowings .....................        7,095,000       34,302,000                                 41,397,000
        Other liabilities ........................        1,125,000        1,016,000                                  2,141,000
                                                      -------------    -------------                            ---------------
                Total liabilities ................      153,392,000      128,720,000                                282,112,000

     Shareholders' equity:
        Preferred stock...........................               --               --                                         --
        Common stock..............................       12,511,000        4,713,000   Note 1      1,238,000         18,462,000
        Surplus...................................               --        1,238,000   Note 1     (1,238,000)                --
        Retained earnings.........................        3,197,000       10,133,000                                 13,330,000
        Unearned ESOP compensation................               --         (548,000)                                  (548,000)
        Accumulated other comprehensive loss......         (572,000)      (1,481,000)                                (2,053,000)
                                                      -------------    -------------                            ---------------
            Total shareholders' equity............       15,136,000       14,055,000                                 29,191,000
                                                      -------------    -------------                            ---------------
                Total liabilities and shareholders'
                        equity ...................    $ 168,528,000    $ 142,775,000              $       --    $   311,303,000
                                                      =============    =============                            ===============


See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                            Pro Forma Condensed Combined Statements of Income (Unaudited)

                                                            Three-month Period Ended March 31, 2000
                                           ---------------------------------------------------------------------------
                                                                                                       PremierWest
                                               Bank of                                 Pro Forma       Bancorp Pro
                                           Southern Oregon  United Bancorp   Notes    Adjustments     Forma Combined
                                           ---------------------------------------------------------------------------

Interest income
   Loans...............................    $    2,851,000   $   1,668,000                            $      4,519,000
   Federal funds sold and interest-
      bearing deposits ................            70,000           1,000                                      71,000
   Securities .........................           405,000         910,000                                   1,315,000
                                           --------------   -------------                            ----------------
       Total interest income ..........         3,326,000       2,579,000                                   5,905,000

Interest expense
   Deposits ...........................         1,156,000         624,000                                   1,780,000
   Interest on other borrowings .......           137,000         430,000                                     567,000
                                           --------------   -------------                            ----------------
       Total interest expense .........         1,293,000       1,054,000                                   2,347,000
                                           --------------   -------------                            ----------------
            Net interest income .......         2,033,000       1,525,000                                   3,558,000
Loan loss provision ...................           130,000          56,000                                     186,000
                                           --------------   -------------                            ----------------
            Net interest income after
              loan loss provision .....         1,903,000       1,469,000                                   3,372,000
Noninterest income ....................           193,000         350,000                                     543,000
Noninterest expense
   Salaries and employee benefits .....           758,000         866,000                                   1,624,000
   Occupancy and equipment, net .......           199,000         275,000                                     474,000
   Advertising ........................            46,000          19,000                                      65,000
   Other ..............................           426,000         372,000                                     798,000
                                           --------------   -------------                            ----------------
      Total noninterest expense .......         1,429,000       1,532,000                                   2,961,000
                                           --------------   -------------                            ----------------
            Income before income taxes            667,000         287,000                                     954,000
Income tax expense (benefit) ..........           257,000          76,000                                     333,000
                                           --------------   -------------                            ----------------
           Net income .................    $      410,000   $     211,000                            $        621,000
                                           ==============   =============                            ================

Earnings per common share
   Basic ..............................    $         0.08   $        0.06                            $           0.08
   Diluted ............................    $         0.08   $        0.06                            $           0.07


See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.


Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.       Adjustments

         The unaudited pro forma combined balance sheet reflects the issuance of 3,715,997 shares of PremierWest Bancorp (holding company for Bank of Southern Oregon) common stock with no par value to United Bancorp shareholders using the exchange ratio of 1.971, in addition to the 4,857,540 shares outstanding to Bank of Southern Oregon's shareholders. These shares were derived by using the respective companies' outstanding shares at March 31, 2000. An adjustment of $1,238,000 to common stock and capital surplus is necessary to reflect the difference between PremierWest Bancorp common stock with no par value and United Bancorp common stock that has a par value of $2.50 which will be cancelled when the transaction is consummated. There were no other significant adjustments made to the historical consolidated balance sheets or statements of income of Bank of Southern Oregon and United Bancorp to arrive at the unaudited pro forma combined balance sheet or statements of income.

2.       Transaction Costs

         Total costs to be incurred by Bank of Southern Oregon (and PremierWest Bancorp) and United Bancorp in connection with the transaction are estimated to be approximately $900,000. These costs, relating to financial advisor fees and legal, accounting, printing and other related expenses, will be charged against net income of the combined organization in the period the transaction is consummated. The effect of the costs has not been reflected in the Pro Forma Condensed Combined Financial Statements.

3.       Earnings Per Common Share

         Earnings per share computations are based on the weighted average common shares outstanding during the three-month period presented. The shares used in calculating earnings per share have been restated to reflect the exchange ratio of 1.971.

                                    Bank of Southern Oregon     United Bancorp          Combined

         Basic weighted
         average shares                   4,856,000               3,377,000             8,233,000

         Diluted weighted
         average shares                   4,929,000               3,622,000             8,551,000
